                                                                Exhibit (m)(1)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $71,309.11
                     = $1,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $57,788.19
+ Annual Premium*                     $17,000.00
- Premium Expense Charge**               $850.00
- Monthly Deduction***                 $1,251.83
- Mortality & Expense Charge****         $659.32
+ Hypothetical Rate of Return*****     ($717.93)
                                       ---------
=                                        $71,309 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

            Month                   COI
            -----                   ---

              1                  $34.27
              2                  $34.28
              3                  $34.29
              4                  $34.30
              5                  $34.31
              6                  $34.31
              7                  $34.32
              8                  $34.33
              9                  $34.34
             10                  $34.35
             11                  $34.36

             12                  $34.36

             Total              $411.83

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1              ($60.82)
             2              ($60.64)
             3              ($60.46)
             4              ($60.28)
             5              ($60.10)
             6              ($59.92)
             7              ($59.74)
             8              ($59.56)
             9              ($59.38)
            10              ($59.20)
            11              ($59.02)
            12              ($58.84)

         Total             ($717.93)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $71,309.11
- Year 5 Surrender Charge            $18,694.85
                                     ----------
=                                       $52,614 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $85,546.60
                     = $1,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $67,235.41
+ Annual Premium*                     $17,000.00
- Premium Expense Charge**               $850.00
- Monthly Deduction***                 $1,246.64
- Mortality & Expense Charge****         $744.43
+ Hypothetical Rate of Return*****     $4,152.25
                                       ---------
=                                        $85,547 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---

             1                $33.92
             2                $33.92
             3                $33.91
             4                $33.90
             5                $33.90
             6                $33.89
             7                $33.88
             8                $33.88
             9                $33.87
            10                $33.86
            11                $33.86
            12                $33.85

            Total            $406.64

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month             Interest
           -----             --------

             1                $341.98
             2                $342.71
             3                $343.44
             4                $344.17
             5                $344.90
             6                $345.64
             7                $346.38
             8                $347.12
             9                $347.86
            10                $348.61
            11                $349.35
            12                $350.10

            Total           $4,152.25

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $85,546.60
- Year 5 Surrender Charge          $18,694.85
                                   ----------
=                                     $66,852 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $102,229.84
                     = $1,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $77,872.49
+ Annual Premium*                     $17,000.00
- Premium Expense Charge**               $850.00
- Monthly Deduction***                 $1,240.69
- Mortality & Expense Charge****         $840.24
+ Hypothetical Rate of Return*****    $10,288.28
                                      ----------
=                                       $102,230 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1               $33.53
             2               $33.50
             3               $33.48
             4               $33.45
             5               $33.43
             6               $33.40
             7               $33.38
             8               $33.35
             9               $33.33
            10               $33.30
            11               $33.28
            12               $33.25

            Total           $400.69

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1               $824.89
             2               $830.64
             3               $836.43
             4               $842.27
             5               $848.15
             6               $854.08
             7               $860.07
             8               $866.09
             9               $872.17

            10               $878.30
            11               $884.48
            12               $890.70

         Total            $10,288.28

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $102,229.84
- Year 5 Surrender Charge             $18,694.85
                                      ----------
=                                        $83,535 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $69,540.34
                     = $1,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $56,486.23
+ Annual Premium*                     $17,000.00
- Premium Expense Charge**               $850.00
- Monthly Deduction***                 $1,748.18
- Mortality & Expense Charge****         $645.18
+ Hypothetical Rate of Return*****     ($702.53)
                                       ---------
=                                        $69,540 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1               $55.60
             2               $55.61
             3               $55.63
             4               $55.64
             5               $55.66
             6               $55.67
             7               $55.69
             8               $55.70
             9               $55.72
            10               $55.74
            11               $55.75
            12               $55.77

         Total              $668.18

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1              ($59.72)
             2              ($59.50)
             3              ($59.29)
             4              ($59.08)
             5              ($58.86)
             6              ($58.65)
             7              ($58.44)
             8              ($58.22)
             9              ($58.01)
            10              ($57.80)
            11              ($57.59)
            12              ($57.38)

         Total             ($702.53)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $69,540.34

- Year 5 Surrender Charge             $18,694.85
                                      ----------
=                                        $50,845 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $83,531.18
                     = $1,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $65,784.00
+ Annual Premium*                     $17,000.00
- Premium Expense Charge**               $850.00
- Monthly Deduction***                 $1,739.91
- Mortality & Expense Charge****         $728.98
+ Hypothetical Rate of Return*****     $4,066.06
                                       ---------
=                                        $83,531 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1               $55.04
             2               $55.03
             3               $55.02
             4               $55.01
             5               $55.00
             6               $55.00
             7               $54.99
             8               $54.98
             9               $54.97
            10               $54.96

            11               $54.96
            12               $54.95

         Total              $659.91

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1               $335.85
             2               $336.39
             3               $336.93
             4               $337.47
             5               $338.01
             6               $338.55
             7               $339.10
             8               $339.65
             9               $340.20
            10               $340.75
            11               $341.30
            12               $341.86

            Total          $4,066.06

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $83,531.18
- Year 5 Surrender Charge            $18,694.85
                                     ----------
=                                       $64,836 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $99,935.21

                     = $1,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $76,257.50
+ Annual Premium*                     $17,000.00
- Premium Expense Charge**               $850.00
- Monthly Deduction***                 $1,730.43
- Mortality & Expense Charge****         $823.35
+ Hypothetical Rate of Return*****    $10,081.49
                                      ----------
=                                        $99,935 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---

             1                $54.41
             2                $54.37
             3                $54.33
             4                $54.30
             5                $54.26
             6                $54.22
             7                $54.19
             8                $54.15
             9                $54.11
            10                $54.07
            11                $54.03
            12                $53.99

            Total            $650.43

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1               $810.35
             2               $815.62
             3               $820.93
             4               $826.28
             5               $831.68
             6               $837.12
             7               $842.61
             8               $848.14
             9               $853.71
            10               $859.33
            11               $865.00
            12               $870.71

            Total         $10,081.49

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $99,935.21
- Year 5 Surrender Charge             $18,694.85
                                      ----------
=                                        $81,240 (rounded to the nearest dollar)